UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                          June 11, 1998 (June 10, 1998)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



        New Jersey                   0-11201                 22-1642321
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  (State or other jurisdiction     (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)



        41 Fairfield Place, West Caldwell, New Jersey        07006-6287
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          (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code      (973) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Reference is made to Registrant's press release dated June 10, 1998 filed as Exhibit 20 to Registrant's Current Report on Form 8-K filed June 10, 1998. Due to typographical errors, four references to MMFM(TM), a trademark of Registrant, incorrectly appeared as MMFMTM in the press release attached as
Exhibit 20. A corrected copy of Registrant's press release dated June 10, 1998 is filed herewith as Exhibit 20 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.
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         (c)   Exhibits.
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               20.   Press Release of Registrant dated June 10, 1998.



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            MERRIMAC INDUSTRIES, INC.
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                                                  (Registrant)


                                            By /s/ Robert V. Condon
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                                                 Robert V. Condon
                                              Vice President, Finance and
                                                Chief Financial Officer


Date:  June 11, 1998

                                  EXHIBIT INDEX



                                                               Sequentially
Exhibit                                                        Numbered Page
-------                                                        -------------


   20.       Press Release of Registrant dated
             June 10, 1998.